RECEIVABLE FOR BITCOIN COLLATERAL,NET	12 Months Ended
Dec. 31, 2024
RECEIVABLE FOR BITCOIN COLLATERAL,NET
RECEIVABLE FOR BITCOIN COLLATERAL,NET

7.RECEIVABLE FOR BITCOIN COLLATERAL, NET

As of December 31,
2024
Receivables for bitcoin collateral	84,838,573
Less: allowance for receivables for bitcoin collateral	(302,006)
Total receivable for bitcoin collateral, net	84,536,567

The movement in the allowance for receivables for bitcoin collateral was as follows:

As of December 31,
2024
Balance as of January 1	—
Addition	302,006
Balance as of December 31	302,006

As of December 31, 2024, all of the Company’s bitcoins were posted as collateral. These bitcoins had a total cost basis of approximately US$ 88.3 million and a fair value of approximately US$84.8 million. The loss from change in fair value of receivable for bitcoin collateral of approximately US$3.4 million has been recorded in accumulated deficit.